J&B FUNDS

                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund


February 18, 2003


Dear Shareholders:

The attached Proxy Statement describes important shareholder proposals relating to the planned acquisition of Jones & Babson, Inc., the investment manager to J&B Funds (the "Trust"), by RBC Dain Rauscher Corp. The Investment Company Act of 1940 requires a vote whenever there is a change in ownership of an investment company's adviser. The acquisition will result in a change of ownership of Jones & Babson, Inc., and the termination of the existing management agreements for the Funds of the Trust. Therefore you are now being asked to approve a new investment advisory agreement between the Trust and Jones & Babson, Inc.

The acquisition of Jones & Babson, Inc. should not affect you as a shareholder, as the Trust is expected to continue receiving the same level and quality of management expertise and services.

As a result of the ownership change, the Sub-Advisory Agreements by which sub-advisory services are provided to the Trust will terminate automatically when the management agreements terminate. Therefore, shareholder approval of new Sub-Advisory Agreements is also required.

The other proposal that you are being asked to approve is the election of a Board of Trustees for the Trust.

The Board of Trustees has scheduled a Special Meeting of Shareholders to be held on March 28, 2003 at which you are being asked to approve the proposals described above. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

A Questions and Answers section is provided at the beginning of the Proxy Statement to address various questions that you may have about the proposals being considered, the voting process and the shareholder meeting generally. We urge you to confirm the Board's recommendations by voting FOR these proposals. You may vote by mail or in person.

Thank you for your continued support of the J&B Funds. If you should have any questions regarding the proxy material, please call the Trust's toll-free number, (866) 409-2550, and ask to speak with a representative, who will be happy to help you.

Sincerely,




Stephen S. Soden



                                    J&B FUNDS

                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund

                    Notice of Special Meeting of Shareholders
                            to be held March 28, 2003


To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of J&B Funds (the "Trust") will be held at the Trust's principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 28, 2003, at 1:30 p.m., local time. The Trust consists of the J&B Mid-Cap Aggressive Growth Fund, the J&B Small-Cap Aggressive Growth Fund and the J&B Small-Cap International Fund (each a "Fund" and together the "Funds").

The Special Meeting is being held so that shareholders may consider and vote on the following proposals affecting their Fund, as fully described in the attached Proxy Statement.

FOR ALL FUNDS:
-------------

1. To elect the following ten Trustees for the Trust to hold office until their successors are duly elected and qualified or until their earlier resignation or removal:

     Stephen S. Soden
     P. Bradley Adams
     Eric T. Jager
     John A. MacDonald
     Steve W. Panknin
     James R. Seward
     T. Geron Bell
     Sandra J. Hale
     Ronald James
     Jay H. Wein

2. To approve a New Investment Advisory Agreement between the Trust on behalf of each Fund and Jones & Babson, Inc.;

FOR THE J&B MID-CAP AGGRESSIVE GROWTH FUND ONLY:
-----------------------------------------------

3. (a) To approve a New Sub-Advisory Agreement between Jones & Babson, Inc. and McKinley Capital Management, Inc.

FOR THE J&B SMALL-CAP AGGRESSIVE GROWTH FUND ONLY:
-------------------------------------------------

3. (b) To approve a New Sub-Advisory Agreement between Jones & Babson, Inc. and KB Growth Advisors, LLC, dba, Knappenberger Partners.

FOR THE J&B SMALL-CAP INTERNATIONAL FUND ONLY:
---------------------------------------------

3. (c) To approve a New Sub-Advisory Agreement between Jones & Babson, Inc. and Denver Investment Advisors, LLC.


FOR ALL FUNDS:
-------------

4. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003. These proxy materials were first mailed to shareholders on or about February 18, 2003.

As described further in the Proxy Statement, the principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact by Trustees, officers and regular employees of management.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign each enclosed Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your shares.


                                            By Order of the Board of Trustees


                                            Martin A. Cramer
                                            Secretary

February 18, 2003
Kansas City, Missouri






                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                        Page

Questions and Answers..................................................  i

Proposal 1:     Election of Trustees...................................  4

Proposal 2:     Approval of New Investment Advisory Agreement.......... 13

Proposal 3:     Approval of New Sub-Advisory Agreements................ 20

Additional Information..................................... ........... 21

Exhibits        Form of Proposed New Investment Advisory Agreement.... A-1

                Current Management Agreements......................... B-1

                Sub-Advisory Agreements............................... C-1




                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage  you to read the attached  Proxy  Statement in full.  However,  the
following   questions  and  answers   represent  some  typical   questions  that
shareholders might have regarding this proxy.

Q:   WHY AM I BEING SENT THIS PROXY?

A: You are receiving this proxy because you have the right to provide voting instructions on the important proposals concerning your investment in one or more Funds within the Trust.

Q:   WHY AM I BEING ASKED TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY
     AGREEMENT?

A: The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund. The acquisition of Jones & Babson, Inc., the Trust's investment manager, by RBC Dain Rauscher Corp. ("RBC Dain") will result in a change of ownership of Jones & Babson, Inc. and therefore requires shareholders of each Fund to approve a New Investment Advisory Agreement between the Trust on behalf of their Fund and Jones & Babson, Inc. Details of the change of ownership are contained in the Proxy Statement. The material differences between the Current Management Agreements and the proposed New Investment Advisory Agreement are described in the Proxy Statement. Your approval of the New Investment Advisory Agreement is not expected to change the level, nature or quality of services provided to the Trust.

Q: WILL THERE BE ANY FEE CHANGES UNDER THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

A: Currently, Jones & Babson, Inc. provides advisory and non-advisory services under the Management Agreements. Under the proposed New Investment Advisory Agreement, Jones & Babson, Inc. will only be providing advisory services and therefore will be paid .10% less annually in advisory fees. Jones & Babson, Inc. will be providing certain non-advisory services to the Trust pursuant to a proposed new Administrative Services Agreement under which it will be paid .10% annually by the Trust for such services. The Administrative Services Agreement is not required to be submitted to shareholders for approval. Therefore, you are not being asked to approve the Administrative Services Agreement now nor will your approval of this Agreement be sought in the future. There is the potential that there could be an increase in the total operating expenses of the Trust in the future should the Board decide to approve an increase in the fees under the Administrative Services Agreement. Any such increase will not be submitted to shareholders for their approval. However, as described in the Proxy Statement, the changes described will not result in an increase in overall Trust expenses for at least two years from the date of the RBC Dain acquisition of Jones & Babson, Inc.

Q: WILL THERE BE ANY CHANGES IN THE MANAGEMENT OF THE TRUST IN CONNECTION WITH THE CHANGE IN CONTROL OF JONES & BABSON, INC.?

A: No. Jones & Babson, Inc. will continue to manage the Trust after the change in ownership takes place, and it is also anticipated that the current sub-advisers will remain in place. The Trust is expected to continue receiving the same level and quality of management expertise and services as it does now.


Q:   WHY AM I BEING ASKED TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT?

A: Each Fund's Current Sub-Advisory Agreement provides that it terminates automatically if the Management Agreement with Jones & Babson, Inc. terminates. Because RBC Dain's acquisition of Jones & Babson, Inc. will cause the termination of the Current Management Agreements, shareholder approval of a New Sub-Advisory Agreement by each Fund is required. The Current Sub-Advisory Agreements and the proposed New Sub-Advisory Agreements are the same in all material respects except for the dates of execution, effectiveness and termination. Your approval of a New Sub-Advisory Agreement for your Fund will not increase the sub-advisory fees of the Fund or change the level, nature or quality of services provided to the Fund.

Q:   WHAT ELSE AM I BEING ASKED TO APPROVE?

A.   You are being asked to elect a Board of Trustees for the Trust.

Q:   HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote in favor of, or FOR, each proposal on the enclosed Proxy Ballot.

Q:   WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record at the close of business on January 17, 2003 are entitled to vote at the Special Meeting or any adjournment thereof. Each share or fractional share of record of a Fund is entitled to one vote or a fractional vote on each matter presented at the Special Meeting that pertains to that Fund or to the Trust as a whole.

Q:   WHOM DO I CALL FOR MORE INFORMATION?

A: Please call the Trust at (866) 409-2550 for additional information. You can vote in one of two ways:

By Mail: Use the enclosed Proxy Ballot to record your vote for each proposal, then return the card in the postpaid envelope provided.

     In Person: By attending the Special Meeting and voting your shares.

Q: WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO OBTAIN A QUORUM OR APPROVE THE PROPOSALS?

A: It is important that shareholders vote to ensure that there is a quorum for the Special Meeting. If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders. If we do not receive your vote after several weeks, you may be contacted by officers of the Trust or its adviser, who will remind you to vote your shares. If we don't receive sufficient votes to approve the proposals by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.


                                    J&B Funds

                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund

                                 Proxy Statement
                         Special Meeting of Shareholders
                                 March 28, 2003


This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of J&B Funds (the "Trust"), by and on behalf of the Board of Trustees of the Trust. The Trust is a Delaware business trust. The Trust consists of the J&B Mid-Cap Aggressive Growth Fund, the J&B Small-Cap Aggressive Growth Fund and the J&B Small-Cap International Fund (each a "Fund" and together the "Funds").

The proxies are intended for use at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the Trust's principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 28, 2003, at 1:30 p.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice.

Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted. Shares that represent interests in a particular Fund vote separately on those matters that pertain only to that Fund. These matters are Proposals 2 and 3, and as appropriate, any other business which may properly come before the Special Meeting.

Please indicate your voting instructions on the enclosed Proxy Ballot, sign and date the Ballot and return it in the envelope provided. If your shares are held in the name of your broker, please contact your broker for instructions regarding how to vote your shares.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it that you still hold will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Fund a later-dated Proxy Ballot that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

Reports to Shareholders and Financial Statements. The Trust's latest Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended June 30, 2002, is available free of charge. To obtain a copy, please call the J&B Funds toll-free at (866) 409-2550, or in the Kansas City area at (816) 751-5900, or you may send a written request to J&B Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE J&B FUNDS BY CALLING MARTIN A. CRAMER TOLL-FREE AT (866) 409-2550. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY BALLOT PROMPTLY


                               PROXY SUMMARY TABLE



The proposals to be voted on by Shareholders are as follows:


                 Proposals                                                         Fund(s) to Which Each Proposal Applies


1.     Election of ten Trustees for the Trust to hold office until                         ALL FUNDS
       their successors are duly elected and qualified or until their earlier resignation or removal.

2.     Approval of a New Investment Advisory Agreement  between the                        ALL FUNDS
       Trust on behalf of each Fund and Jones & Babson, Inc.

3. a.  Approval of a New Sub-Advisory Agreement between                                    J&B MID-CAP AGGRESSIVE GROWTH FUND
       Jones & Babson, Inc. and McKinley Capital Management,
       Inc.

3. b.  Approval of a New Sub-Advisory Agreement between                                    J&B SMALL-CAP AGGRESSIVE GROWTH FUND
       Jones & Babson, Inc. and KB Growth Advisors, LLC,
       dba, Knappenberger Partners.

3. c.  Approval of a New Sub-Advisory Agreement between                                    J&B SMALL-CAP INTERNATIONAL FUND
       Jones & Babson, Inc. and Denver Investment Advisors,
       LLC.




                                  INTRODUCTION

RBC Dain, an affiliate of Liberty Life Insurance Company ("Liberty"), part of the U.S. operations of RBC Insurance, the insurance operations of Royal Bank of Canada, has entered into a Purchase Agreement ("J&B Purchase Agreement") with Generali Finance B.V. ("Generali"), the indirect parent company of Business Men's Assurance Company of America ("BMA"), and BMA, dated April 29, 2002. Under the J&B Purchase Agreement, RBC Dain will purchase from BMA all of the outstanding shares of common stock of Jones & Babson, Inc. ("J&B"), a wholly-owned subsidiary of BMA and the investment adviser to the Trust ("J&B Transaction"). The J&B Transaction is subject to certain regulatory approvals and other customary conditions, as well as the approval by each Fund's shareholders of a new investment advisory agreement with J&B (to take effect following the acquisition by RBC Dain). There is no assurance these approvals will be obtained.

In a related transaction, Generali and Liberty have entered into a Purchase Agreement dated April 29, 2002 ("BMA Purchase Agreement"). Under the BMA Purchase Agreement, Liberty will purchase from Generali all of the outstanding shares of common stock of BMA ("BMA Transaction"). The BMA Transaction is subject to the satisfaction of various terms and conditions and various regulatory and other approvals including approval by the Missouri Department of Insurance of the acquisition of BMA by Liberty. There is no assurance these approvals will be obtained.

Each of the BMA Transaction and the J&B Transaction is conditioned upon the closing of the other acquisition. Assuming all regulatory and other approvals are obtained in a timely manner, the parties anticipate that the J&B Transaction (as well as the BMA Transaction) will close on or about May 1, 2003 (the "Closing").

The J&B Purchase Agreement contains certain closing conditions. One of the conditions requires that shareholder approvals of new advisory and sub-advisory agreements for the Funds and other affiliated funds managed by J&B and certain affiliates be obtained from shareholders whose shares represent, as of the Closing, at least 75% of the aggregate net assets of the Fund and the other affiliated funds as of the date of the J&B Purchase Agreement. These other affiliated funds consist of the following: Investors Mark Series Fund, Inc., Babson Enterprise Fund II, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson Stewart-Ivory International Fund, Inc. Increases or decreases attributable exclusively to positive or negative changes in the market value of portfolio assets that occur between the date of the J&B Purchase Agreement and the date of the Closing are not taken into account in calculating this 75% figure. There is no assurance that this condition will be met. If approvals are not obtained from the requisite 75%, the J&B Purchase Agreement provides that RBC Dain shall propose to Generali a revised purchase price to be paid to Generali. In this event, there is no assurance that RBC Dain's revised offer will be acceptable to Generali. Therefore, there is no guarantee that the Closing will occur. Shareholders of the Trust are not being asked to vote on the J&B Transaction or the BMA Transaction.

The consummation of the J&B Transaction will result in an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Trust's current management and sub-advisory agreements ("Current Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Board of Trustees of the Trust has approved new investment advisory and new sub-advisory agreements ("New Agreements"), subject to approval by shareholders. The New Agreements are discussed in detail later in this Proxy Statement.

Section 15(f) of the 1940 Act provides that an investment adviser (such as J&B) to a registered investment company (such as the Trust), and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), Generali, BMA and RBC Dain have agreed in the J&B Purchase Agreement that RBC Dain will cause the Trust to comply with the requirements of 15(f) including using all commercially reasonable efforts to assure that, for a period of three years after the Closing, at least 75% of the Board of Trustees, or any permitted successor thereto are not "interested persons" (as defined in the 1940 Act) of J&B.

With respect to the second condition of Section 15(f), any unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

In the J&B Purchase Agreement, RBC Dain agreed not to impose or seek to impose, for a period of two years after the Closing date, any unfair burden on the Trust within the meaning of Section 15(f) of the 1940 Act. As described later in this Proxy Statement, overall expenses of the Trust will not exceed current levels for a period of two years from the Closing date, under an Expense Limitation Agreement between J&B and the Trust.


                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

It is proposed that ten nominees be elected to the Trust's Board at the Special Meeting. The nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The nominees would take office effective upon Closing. Biographical information regarding each of the nominees is provided in this Proposal.

The role of the Trust's Board of Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review each Fund's performance and oversee the services provided to the Trust by the investment manager, sub-advisers and the Trust's other service providers.

Information Regarding Nominees

At a meeting held on May 30, 2002, the Trustees who are not interested persons of the Trust, J&B or any sub- adviser (the "Independent Trustees"), unanimously nominated Messrs. Bell, James and Wein and Ms. Hale, described below, for election as Trustees, to take office effective upon Closing. Prior to the nomination of these four individuals, a committee of the Independent Trustees reviewed detailed written information concerning the nominees and met in person with them. None of these four nominees is currently a Trustee of the Trust. If elected by shareholders, these four nominees will only take office if the Closing occurs. If the Closing does not occur, the current Trustees will remain as the entire Board of Trustees of the Trust. If elected, each will serve until his or her successor is duly elected and qualified. If any of the nominees becomes unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend. These four nominees, each of whom will be an Independent Trustee if elected by shareholders, are all currently directors of Great Hall Investment Funds, Inc., a mutual fund advised by Voyageur Asset Management Inc., an RBC Dain affiliate.

Messrs.  Soden,  Adams,  Jager,  MacDonald,  Panknin  and Seward  are  currently
Trustees and are being proposed for re-election. With regard to the current Trustees, they have all previously been elected as such by shareholders. Stephen
S. Soden and P. Bradley Adams intend to resign as Trustees upon Closing.


Background Information Regarding the Nominees, Trustees and Executive Officers of the Trust

The following provides the names, ages, addresses and principal occupations of the nominees and the existing Trustees. The age of each individual is indicated in parenthesis.

Current Interested Trustees


                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                        in Fund
                                                                                                        Complex (1)       Other
                                                                                                        Overseen or to Directorships
Name, Address                  Position(s) Held     Term of Office and       Principal Occupation       be Overseen     Held by
and Age                        With the Trust       Length of Time Served    During Past 5 Years        by Trustee     Trustee
----------------               ---------------      ---------------------    -----------------------    ----------- ----------------

Stephen S. Soden* (57)         Trustee,             Two years of service     President, Chief Executive    Eleven(2) Director,
BMA Tower                      President            as a Trustee             Officer and Chairman of the             Jones & Babson,
700 Karnes Boulevard           and Principal                                 Board, Jones & Babson, Inc.             Inc. (mutual
Kansas City, MO 64108          Executive Officer                             (mutual fund management company);       fund management
                                                                             President, Investors Mark Advisor,      company).
                                                                             LLC ("IMA") (mutual fund
                                                                             management company);
                                                                             President and Principal
                                                                             Executive Officer of each
                                                                             of the Babson Funds and
                                                                             Director of Babson Enterprise
                                                                             Fund II, Inc.; President and
                                                                             Principal Executive
                                                                             Officer, Investors Mark Series
                                                                             Fund; President, Principal
                                                                             Executive Officer and
                                                                             Director/Trustee, Buffalo Fund
                                                                             Complex; Senior Vice President
                                                                             of Business Men's Assurance
                                                                             Company of America ("BMA")
                                                                             (insurance company); and,
                                                                             formerly, President and Chief
                                                                             Executive Officer of BMA
                                                                             Financial Services, Inc.
                                                                             ("BMAFS") (broker/dealer)
                                                                             until December 31, 2001
                                                                             when BMAFS ceased operations.



P. Bradley Adams* (42)         Trustee,             Two years of             Vice President, Chief          Three(3)   Director,
BMA Tower                      Vice President,      service as a             Financial Officer and                     Jones &
700 Karnes Boulevard           Treasurer, Principal Trustee                  Treasurer, Jones & Babson, Inc.           Babson, Inc.
Kansas City, MO 64108          Financial Officer                             (mutual fund management                   (mutual fund
                               and Principal                                 company); Treasurer, IMA                  management
                               Accounting Officer                            (mutual fund management company);         company).
                                                                             Principal Financial Officer
                                                                             and Principal Accounting Officer,
                                                                             Investors Mark Series Fund;
                                                                             Vice President, Treasurer,
                                                                             Principal Financial Officer
                                                                             and Principal Accounting
                                                                             Officer, Babson Funds;
                                                                             Vice President, Treasurer,
                                                                             Principal Financial Officer
                                                                             and Principal Accounting
                                                                             Officer, Buffalo Fund
                                                                             Complex; and, Treasurer,
                                                                             Principal Financial
                                                                             Officer and Principal
                                                                             Accounting Officer,
                                                                             Gold Bank Funds (two
                                                                             mutual funds)(4).


*Mr. Soden and Mr. Adams may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act due to their positions with Jones & Babson, Inc., the Trust's investment advisor, principal underwriter and registered transfer agent.



Current Independent Trustees

                                                                                                           Number of
                                                                                                           Portfolios
                                                                                                           in Fund
                                                                                                           Complex
                                                                                                           Overseen      Other
                                                                                                           or to       Directorships
Name, Address                  Position(s) Held     Term of Office and       Principal Occupation          be Overseen    Held by
and Age                        With the Trust       Length of Time Served    During Past 5 Years           by Trustee     Trustee
----------------               ---------------      ---------------------    ----------------------      ------------- -------------

Eric T. Jager (59)             Trustee              Two years of service     Executive Vice             Three (3)      None
BMA Tower                                           as a Trustee             President,
700 Karnes Boulevard                                                         Bartlett & Company
Kansas City, MO 64108                                                        (oversees investment
                                                                             management activities)


John A. MacDonald (54)        Trustee               Two years of service     Chinquapin Trust Co.       Three(3)     Director,
BMA Tower                                           as a Trustee             (trust company)                         Cambridge
700 Karnes Boulevard                                                                                                 Associates LLC
Kansas City, MO 64108


Steve W. Panknin (51)         Trustee               Two years of service     Executive Vice             Three(3)   Director, Country
BMA Tower                                           as a Trustee             President, Country                    Club Bank;
700 Karnes Boulevard                                                         Club Bank                             Director, Country
Kansas City, MO 64108                                                                                              Club Financial
                                                                                                                   Services, Inc.

James R. Seward (50)          Trustee               Two years of service     Financial Consultant,     Twelve(5)   Director,
BMA Tower                                           as a Trustee             Seward & Company,                     Syntroleum Corp.,
700 Karnes Boulevard                                                         LLC (financial consulting             Lab One, Inc.,
Kansas City, MO 64108                                                        company)                              Response
                                                                                                                   Oncology, Inc.
                                                                                                                   and Concordia
                                                                                                                   Career Colleges.


Nominees for Election as Independent Trustees

T. Geron ("Jerry") Bell (61) Trustee                Not Applicable         President of C.R.P. Sports   22      Director, Great Hall
34 Kirby Puckett Place       Nominee                                       (the parent company of the           Investment Funds,
Minneapolis, MN 55415                                                      Minnesota Twins and of               Inc., a registered
                                                                           Victory Sports) since                investment company
                                                                           November, 2002; prior                advised by an
                                                                           thereto, President of the            affiliate of RBC
                                                                           Minnesota Twins Baseball             Dain that consists
                                                                           Club Incorporated since              of five separate
                                                                           1987.                                portfolios.

Sandra J. Hale (68)          Trustee                Not Applicable         President of Enterprise      22      Director, Great Hall
60 South Sixth Street        Nominee                                       Management, Int'l. since 1991.       Investment Funds,
Minneapolis, MN 55402                                                                                           Inc., a registered
                                                                                                                investment
                                                                                                                company advised
                                                                                                                by an affiliate of
                                                                                                                RBC Dain that
                                                                                                                consists of five
                                                                                                                separate
                                                                                                                portfolios.


Ronald James (52)         Trustee                   Not Applicable        President and Chief Executive 22      Director, Great Hall
MJH 300, 1000 LaSalle     Nominee                                         Officer, Center for Ethical           Investment Funds,
Minneapolis, MN 55403-2005                                                Business Cultures since 2000;         Inc., a registered
                                                                          President and Chief Executive         investment company
                                                                          Officer of the Human Resources Group, advised by an
                                                                          a division of Ceridian Corporation   affiliate of RBC Dain
                                                                          from 1996 to 1998.  Ceridian          that consists of
                                                                          Corporation is an information         five separate
                                                                          services company specializing         portfolios.
                                                                          in human resources outsourcing
                                                                          solutions.

Jay H. Wein (70)          Trustee                   Not Applicable        Independent investor and      22      Director, Great Hall
5305 Elmridge Circle      Nominee                                         business consultant since 1989.       Investment Funds,
Excelsior, MN 55331                                                                                             Inc., a registered
                                                                                                                investment
                                                                                                                company advised
                                                                                                                by an affiliate of
                                                                                                                RBC Dain that
                                                                                                                consists of five
                                                                                                                separate
                                                                                                                portfolios.

Eric T. Jager**           Trustee

John A. MacDonald**       Trustee

Steve W. Panknin**        Trustee

James R. Seward**         Trustee


Nominees for Election as Interested Trustees

Stephen S. Soden**        Trustee

P. Bradley Adams** Trustee



**Biographical information for these individuals is contained above.

------------------------------

(1) The term "Fund Complex" as used herein consists of the J&B Funds, the Babson Funds, the Buffalo Fund Complex and Investors Mark Series Fund, Inc. The Babson Funds consist of: Babson Enterprise Fund II, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson-Stewart Ivory International Fund, Inc. Jones & Babson, Inc. serves as investment advisor, principal underwriter and registered transfer agent for each of the Babson Funds. The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Jones & Babson, Inc. serves as principal underwriter and registered transfer agent for each fund in the Buffalo Fund Complex. Investors Mark Series Fund, Inc. consists of the following nine portfolios: Balanced, Global Fixed Income, Growth & Income, Intermediate Fixed Income, Large Cap Value, Large Cap Growth, Small Cap Equity, Mid Cap Equity and Money Market. Jones & Babson, Inc. serves as the principal underwriter for Investors Mark Series Fund. The Babson Funds, the Buffalo Fund Complex and Investors Mark Series Fund are not subject to this proxy.

(2) Director of Babson Enterprise Fund II and Trustee of the J&B Funds. Mr. Soden is also a Director/Trustee of the Buffalo Fund Complex.

(3)  Trustee of J&B Funds.

(4) Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund. Jones & Babson, Inc. serves as Registered Transfer Agent for each of the Gold Bank Funds.

(5) Trustee of J&B Funds. Mr. Seward is also a Director of Investors Mark Series Fund.


Executive Officers of the Trust

     Currently, the principal executive officers of the Trust are all officers and/or employees of Jones & Babson, Inc. The following table contains information about the current principal executive officers of the Trust.


Name, Address                Position with         Term of Office and        Principal Occupation(s)
      and Age                    the Trust         Length of Time Served     During Past Five Years
-----------------            ---------------       ---------------------     -----------------------

Stephen S. Soden (57) +

BMA Tower
700 Karnes Blvd
Kansas City, MO 64108


P. Bradley Adams (42) +

BMA Tower
700 Karnes Blvd
Kansas City, MO 64108


Martin A. Cramer (53)        Assistant Vice        One year term and         Legal and Regulatory Affairs Vice
                             President, Chief      two years of              President, Chief Compliance Officer
BMA Tower                    Compliance            service                   and Secretary, Jones & Babson, Inc.
700 Karnes Blvd              Officer and                                     (mutual fund management company);
Kansas City, MO 64108        Secretary                                       Chief Compliance Officer and Secretary,
                                                                             IMA (mutual fund management company);
                                                                             Vice President, Chief Compliance Officer
                                                                             and Secretary, Babson Funds; Vice President,
                                                                             Chief Compliance Officer and Secretary,
                                                                             Buffalo Fund Complex; and Secretary,
                                                                             Gold Bank Funds (two mutual funds).

Constance E. Martin (41)  Vice President    One year term and                Director - Mutual Fund Client
                                            two years of                     Relations, Jones & Babson, Inc.
BMA Tower                                   service                          (mutual fund management company);
700 Karnes Blvd                                                              Vice President, Buffalo Fund
Kansas City, MO 64108                                                        Complex; and Vice President,
                                                                             Babson Funds.

+Biographical information for Mr. Soden and Mr. Adams is contained above.


     As of the Record Date, the Trustees/nominees held the following interests in the Trust's securities:


                                                                             Aggregate Dollar Range of Equity
                                                                                     Securities in all Funds
                                                                                         Overseen or to be
                                            Dollar Range of Equity           Overseen by Director/Trustee in
Name of Director/Trustee                    Securities in Each Fund          Family of Investment Companies

Stephen S. Soden                 J&B Mid-Cap Aggressive Growth Fund:                  Over $100,000
                                            $10,001 - $50,000
                                 J&B Small-Cap International Fund:
                                            $10,001 - $50,000


P. Bradley Adams                                   None                               $50,001 - $100,000


Eric T. Jager                                      None                               None


John A. MacDonald                                  None                               None


Steve W. Panknin                 J&B Mid-Cap Aggressive Growth Fund:                  $10,001 - $50,000
                                            $1 - $10,000
                                 J&B Small-Cap International Fund:
                                            $1 - $10,000
                                 J&B Small-Cap Aggressive Growth Fund:
                                            $1 - $10,000


James R. Seward                                    None                               None


T. Geron Bell None None


Sandra J. Hale                                     None                               None


Ronald James                                       None                               None


Jay H. Wein                                        None                               None


Audit Committee. The Trust has an Audit Committee that assists the Trust's Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of the Board is composed of its Independent Trustees. The Audit Committee of the Board held one meeting during the Trust's most recent fiscal year. The Independent Trustees have no financial interest in, nor are they affiliated with either J&B, the manager of the Trust, or any sub-adviser to the Trust. Messrs. Bell, James and Wein and Ms. Hale, if elected, will also be members of the Audit Committee. The specific functions of the Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

Independent Accountants. The Board has selected Ernst & Young LLP ("Ernst & Young") to be the Trust's independent public accountants for the Trust's current fiscal year. Ernst & Young examines the annual financial statements of the Trust and provides tax-related services to the Trust. It is not expected that representatives of Ernst & Young will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

In the event the proposed acquisition of J&B is completed, Ernst & Young will resign as independent accountants of the Trust due to certain relationships with RBC Dain and its affiliates, and the Board of Trustees will subsequently approve new independent accountants for the Trust, based on recommendations of the Trust's Audit Committee.

Audit Fees. For the fiscal year that ended June 30, 2002, Ernst & Young has or will be paid $29,700 for the professional services it rendered in auditing the Trust's financial statements. The only fees Ernst & Young receives are audit-related fees and fees for tax-related services.

Financial Information Systems Design and Implementation Fees and All Other Fees. Ernst & Young does not provide Financial Information Systems Design and
Implementation services or other consulting services to the Trust, its investment adviser or to any other entity that controls, that is controlled by or that is under common control with the adviser and that provides services to the Trust.

Compensation of Trustees. The Independent Trustees' fees, including travel and other expenses related to the Board meetings, are paid by the Trust.

For the fiscal year ended June 30, 2002, each Independent Trustee received an annual retainer for serving as a Trustee in the amount of $3,000 (this increased to $4,000 for the 2003 fiscal year). The Independent Trustees also receive $1,000 for each Board meeting attended. During the last fiscal year, the Board held four meetings. No Trustee attended less than 75% of the applicable meetings, including Committee meetings. The following chart sets forth each Trustee's annual compensation:



                          Compensation for Serving          Pension or Retirement     Total Compensation From
     Name of Trustee       on the Board of the Trust            Benefits Accrued            the Fund Complex
     ---------------      ---------------------------       -----------------------   ----------------------------

     Stephen S. Soden*               NA                               NA                           NA

     P. Bradley Adams*               NA                               NA                           NA

     Eric T. Jager                $7,000                              NA                         $7,000

     John A. MacDonald            $7,000                              NA                         $7,000

     Steve W. Panknin             $7,000                              NA                         $7,000

     James R. Seward              $7,000                              NA                         $7,000


* As "interested" Trustees, Messrs. Soden and Adams receive no compensation for their services as Trustees.

Required Vote. The nominees to serve as Trustees who receive the affirmative vote of a plurality of all votes cast by shareholders of the Trust at the Special Meeting, provided a quorum is present, will be elected.

     RECOMMENDATION OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ELECTING THE NOMINEES.


                                 PROPOSAL NO. 2

           APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE
              TRUST ON BEHALF OF EACH FUND AND JONES & BABSON, INC.


Under Proposal No. 2, each Fund's shareholders, voting separately, are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust on behalf of their Fund and J&B. The Board is seeking approval of the New Investment Advisory Agreement to permit the Trust's management to continue providing uninterrupted service to the Funds after the Closing.

As required by the 1940 Act, the current management agreements (the "Current Management Agreements") provide for their automatic termination upon assignment. The J&B Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Current Management Agreements, and consequently, their termination. Accordingly, a New Investment Advisory Agreement with J&B with respect to each Fund of the Trust is being proposed for approval by shareholders to take effect upon the Closing.

In addition, each of the current sub-advisory agreements (each, a "Current Sub-Advisory Agreement") between J&B and the respective sub-adviser to each Fund provides for termination upon termination of the corresponding Current Management Agreements. Accordingly, each of the Current Sub-Advisory Agreements will also terminate upon the Closing. New Sub-Advisory Agreements are therefore also being separately proposed for approval by shareholders of each Fund and are described in Proposal 3 below.

Approval of the New Investment Advisory Agreement

As described below, the Trustees are proposing that shareholders of each Fund approve a New Investment Advisory Agreement for their Fund with J&B and the Trust. A description of the New Investment Advisory Agreement and the services to be provided by J&B are set forth below. This description is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached to this Proxy Statement as Exhibit A.

Information About J&B

J&B serves as the investment manager of the Trust and, as such, provides the Trust with professional investment supervision and management. J&B, formed in 1959, has been the investment manager for the Trust since its inception. J&B is a wholly-owned subsidiary of BMA which is considered to be a controlling person of J&B under the 1940 Act. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person of and is the ultimate parent of BMA.

The following chart lists the principal executive officers and directors of J&B and their principal occupations, if different from their positions with J&B:



NAME                                        POSITION WITH J&B AND PRINCIPAL OCCUPATION

Stephen S. Soden *

Michael K. Deardorff  (53)                  Senior Vice President-Variable & Fixed Products,
BMA Tower                                   Business Men's Assurance Company of America
700 Karnes Boulevard                        (insurance company); Director of Jones & Babson,
Kansas City, Missouri 64108                 Inc. (mutual fund management company).


David A. Gates  (50)                        Vice President-General Counsel & Secretary,
BMA Tower                                   Business Men's Assurance Company of America
700 Karnes Boulevard                        (insurance company); Director of Jones & Babson,
Kansas City, Missouri 64108                 Inc. (mutual fund management company).


Edward S. Ritter (48)                       Senior Vice President - Corporate Development,
BMA Tower                                   Business Men's Assurance Company of America
700 Karnes Boulevard                        (insurance company); Director of Jones & Babson,
Kansas City, Missouri 64108                 Inc. (mutual fund management company).


Robert N. Sawyer  (56)                      Senior Vice President, Chief Investment Officer and Director,
BMA Tower                                   Business Men's Assurance Company of America
700 Karnes Boulevard                        (insurance company); Director of Jones & Babson,
Kansas City, Missouri 64108                 Inc. (mutual fund management company).


David L. Higley  (51)                       Senior Vice President & Chief Financial Officer,
BMA Tower                                   Business Men's Assurance Company of America
700 Karnes Boulevard                        (insurance company); Director of Jones & Babson,
Kansas City, Missouri 64108                 Inc. (mutual fund management company).


P. Bradley Adams *


Martin A. Cramer *


Constance E. Martin *


Todd W. Brown (30)                          Director - Mutual Fund Accounting of Jones &
BMA Tower                                   Babson, Inc. (mutual fund management company).
700 Karnes Boulevard
Kansas City, Missouri 64108


* Biographical information for these individuals is contained in Proposal No. 1 above.




Information About RBC Dain

RBC Dain. RBC Dain (formerly, Dain Rauscher Corp.), a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. ("Dain Rauscher"). Dain Rauscher deals in securities of, and is a market- maker in securities of, issuers based throughout the United States and in Europe. Dain Rauscher also clears and settles securities trades for approximately 180 correspondent brokerage firms through its RBC Dain Correspondent Services division, which is based in Minneapolis, Minnesota. Another RBC Dain subsidiary, Voyageur Asset Management, was formed in 1983 and currently provides investment advisory and administrative services to the Great Hall(R) Investment Funds, a series of five open-end money market mutual funds. Voyageur also provides investment advisory services to the RBC Funds, a series of six equity and fixed income funds. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of private account clients. Voyageur's investment team currently manages over $20 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. Dain Rauscher Lending Services Inc. was formed in 1997 to make certain types of loans to customers that are collateralized by customers' control and restricted securities. At December 31, 2002, RBC Dain had approximately 5,000 employees located in 41 states. RBC Dain is a Delaware corporation with its executive offices located at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402-4422. Its telephone number is (612) 371-2711. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada.

Royal Bank of Canada. Royal Bank of Canada is a Canadian chartered bank, with its principal executive office located at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Shares of Royal Bank of Canada are listed on the Toronto Stock Exchange and on the New York Stock Exchange. Royal Bank of Canada ranks as Canada's largest financial institution as measured by assets and market capitalization as of October 31, 2002. As of October 31, 2002, its most recent fiscal year end, Royal Bank of Canada was the seventh largest bank in North America and among the 60 largest banks in the world, measured by assets. Royal Bank of Canada and its subsidiaries engage principally in personal and commercial banking, insurance products, investment and trust services, corporate and investment banking and on-line banking and transaction-based services, including custody. RBC Global Investment Management (wholly owned by Royal Bank of Canada) is the primary investment advisor to Royal Mutual Funds and manages approximately C$42 billion in assets. Royal Mutual Funds is Canada's largest no-load mutual fund company, with over 50 mutual funds offering investors the full range of choice for Canadian, U.S., International and Global investing.

Information About the Current Management Agreements

The Current Management Agreements provide for a fee arrangement under which J&B receives a management fee for (1) providing the Trust with investment management; (2) providing, obtaining or paying the cost of certain Trust administrative services; and (3) paying the fees of sub-advisers. Investment management includes analysis, research and portfolio recommendations consistent with each Fund's objectives and policies. Administrative services currently paid for by J&B out of its management fee include the services and compensation of such members of J&B's organization as are duly elected officers and/or Trustees of the Trust and such other personnel as are necessary to carry out its normal operations; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Trust's records and for it to operate as an open-end management investment company. Exclusive of the management fee, under the Current Management Agreements, the Trust bears the costs of meetings of the Board of Trustees and committees thereof, including the fees of the Independent Trustees, the custodian, the independent public accountant and legal counsel; the costs of printing and mailing shareholder reports and Trust disclosure documents to shareholders; all expenses incidental to holding shareholder meetings, including the preparation, printing and mailing of notices and proxy materials, and proxy solicitation; the cost of all fidelity bond and liability insurance approved for the Trust or the Board; any trade association fees and the costs of any extraordinary expenses such as those resulting from litigation to which the Trust is a party; any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying its shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed by the manager.

The Current Management Agreements dated December 19, 2000 were most recently continued by the Board of Trustees on October 22, 2002. The Current Management Agreements were approved by shareholders by the consent of the sole shareholder on November 10, 2000 and are attached to this Proxy Statement as Exhibit B.

For the fiscal year ended June 30, 2002, each Fund paid J&B the following percentage of its average daily net assets as compensation for its services as investment manager to the Trust:



                                                   Management                 Aggregate Amount of
Fund                                                Fee Paid                  Management Fees Paid


J&B Mid-Cap Aggressive Growth Fund..........       1.20%                       $44,774
J&B Small-Cap Aggressive Growth Fund......         1.35%                        63,882
J&B Small-Cap International Fund............       1.55%                        49,557

As full compensation for its services under the Current Management Agreements, the Trust on behalf of each Fund is obligated to pay J&B a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Fund.

                                                       Management Fee
                                                    (Annual Rate Based
                                                     On Average Daily
                                                   Net Assets of Each
Fund                                                      Fund)

J&B Mid-Cap Aggressive Growth Fund.........              1.20%
J&B Small-Cap Aggressive Growth Fund.......              1.35%
J&B Small-Cap International Fund............             1.55%

J&B has contractually agreed to waive its management fees and/or to make payments in order to keep total operating expenses of the Funds to the following levels:

J&B Mid-Cap Aggressive Growth Fund:     1.25%
J&B Small-Cap Aggressive Growth Fund:   1.40%
J&B Small-Cap International Fund:       1.60%

This expense limitation agreement ("Current Expense Limitation Agreement") has been in place since the inception of the Trust and has been extended through October 31, 2003.

Information About the Proposed New Investment Advisory Agreement

The proposed New Investment Advisory Agreement differs from the Current Management Agreements. The New Investment Advisory Agreement provides a more traditional structure than currently in place for the Trust, whereby the Trust would agree to directly pay for its own expenses (advisory and non-advisory) rather than the current structure. In order to retain the same general economic effect of the current fee structure, an Administrative Services Agreement for each Fund under which J&B will provide fund administration, transfer agency, fund accounting and other services in a manner similar to the current arrangement was approved by the Board at the May 30, 2002 meeting. Each Fund will pay J&B an annual fee of .10% of the average daily net assets under the Administrative Services Agreement. The .10% fee under the Administrative Services Agreement was established by J&B based on the portion of the management fees under the Current Management Agreements that is attributable to the non-advisory functions, based on the expectation of future asset growth due to the RBC Dain acquisition and the economies of scale that will result therefrom. The Administrative Services Agreement is not required to be submitted to shareholders for approval. Therefore, you are not being asked to approve the Administrative Services Agreement now nor will your approval of this Agreement be sought in the future. However, the advisory fee under the New Investment Advisory Agreement for each Fund has been reduced from its current level, such that the combined advisory and administrative fees are identical to the current management fees. The Administrative Services Agreement can be amended by the Board without shareholder approval, and, therefore this is your only opportunity to vote on the proposed new arrangements. There is the potential that there could be an increase in the total operating expenses of a Fund in the future should the Board decide to approve an increase in the fees under the Administrative Services Agreement. However, as described below, no increase shall occur for at least two years from the date of the Closing.

There are certain similarities between each Fund's Current Management Agreement and the New Investment Advisory Agreement. Under both Agreements, the adviser is retained to manage the investment and reinvestment of the assets of the Trust. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Trust or the manager. The Agreements also each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations in the performance of its duties, the adviser shall not be liable for errors of judgment or losses related to its advisory services to the Trust.

Comparability of Fees and Expenses under Current Management Agreements and New Investment Advisory Agreement

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund of the Trust under the Current Management Agreements and the New Investment Advisory Agreement. The table entitled "Current Fees and Expenses" contains the current fee information under the Current Management Agreements. The table entitled "Pro Forma Fees and Expenses" shows you what the fees and expenses are estimated to be should this proposal be approved.

The amounts set forth in the following tables are based on the expenses for the Funds for the fiscal year ended June 30, 2002. We have provided expense examples below.

The shares of the Trust are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees.

Current Fees and Expenses

                                                                                                 Total
                                                                             Total Fund          Net Annual
                                            Management     Other              Operating          Operating
Fund                                        Fees           Expenses           Expenses           Expenses

J&B Mid-Cap Aggressive Growth               1.20%             .65%             1.85%               1.25%*
J&B Small-Cap Aggressive Growth             1.35%             .53%             1.88%               1.40%*
J&B Small-Cap International                 1.55%            1.16%             2.71%               1.60%*


* The manager has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Funds to the level described above under "Total Net Annual Operating Expenses." This expense limitation agreement has been in place since the inception of the Trust and has been extended through October 31, 2003.


Pro Forma Fees and Expenses
                                                                                                   Total
                                                                                     Total         Net
                                                     Administrative                  Fund          Annual
                                        Advisory     Service           Other         Operating     Operating
Fund                                    Fees         Fees              Expenses      Expenses      Expenses

J&B Mid-Cap Aggressive Growth            1.10%            .10%           .65%          1.85%         1.25%
J&B Small-Cap Aggressive Growth          1.25%            .10%           .53%          1.88%         1.40%
J&B Small-Cap International              1.45%            .10%          1.16%          2.71%         1.60%


Fee  Examples  Under  Both  Current  Fees and  Expenses  and Pro Forma  Fees and
Expenses

     These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. They assume that you invest $10,000, receive a 5% return each year, and that operating expenses for each period remain the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 YEAR*           3 YEARS       5 YEARS       10 YEARS
                                                     -------           -------       -------       --------

J&B Mid-Cap Aggressive Growth Fund                    $  127            $ 582         $1,001        $2,169
J&B Small-Cap Aggressive Growth Fund                     143              591          1,016         2,201
J&B Small-Cap International Fund                         163              841          1,435         3,041

*The 1 Year expense example reflects the effect of the manager's expense limitation agreement described above. Only the first year of the 3, 5 and 10 Year expense examples reflects the effect of the expense limitation agreement. If the manager continues the expense limitation agreement beyond the next year, the dollar amount of the 3, 5 and 10 year expense examples would be less.

Comparison of Aggregate Amount of Management Fees Paid

The following table shows the aggregate amount of management fees paid by each Fund for the fiscal year ended June 30, 2002 under the column entitled
"Aggregate Amount of Management Fees Paid." The column "Pro Forma Aggregate Amount of Advisory Fees Which Would Have Been Paid" shows what the aggregate amount of advisory fees would have been for the fiscal year ended June 30, 2002 under the proposed New Investment Advisory Agreement. The column "Pro Forma Aggregate Amount of Administrative Services Fees Which Would Have Been Paid" shows what the aggregate amount of administrative services fees would have been for the fiscal year ended June 30, 2002 had the Administrative Services Agreement been in effect.



                                                                                          Pro Forma
                                                                       Pro Forma          Aggregate
                                                                       Aggregate          Amount of
                                                                       Amount             Administrative
                                                    Aggregate          of Advisory        Services
                                                    Amount of          Fees Which         Fees Which
                                                    Management         Would Have         Would Have
         Fund                                       Fees Paid          Been Paid          Been Paid

J&B Mid-Cap Aggressive Growth                       $44,774            $41,043            $3,731
J&B Small-Cap Aggressive Growth                      63,882             59,150             4,732
J&B Small-Cap International                          49,557             46,360             3,197

Expense Limitation Agreement. An Expense Limitation Agreement for the Trust was approved for the Trust by the Board under which J&B, once J&B is acquired by RBC Dain, would subsidize the overall expenses of the Trust for a period of two years from the Closing date, in order to maintain the overall expense levels of each Fund at the current expense levels. For the Funds, the Expense Limitation Agreement would maintain the overall expenses of the Funds at the same levels that would be maintained under the current fee structure, including the Current Expense Limitation Agreement, for the fiscal year ended June 30, 2002.

Recommendation of the Board of Trustees

At a meeting of the Board of Trustees held on May 30, 2002, called for the purpose of, among other things, voting on approval of the New Investment Advisory Agreement, the Board, including all of the Independent Trustees, unanimously approved, subject to the shareholder approval of each Fund, the New Investment Advisory Agreement. The approval of the New Investment Advisory Agreement by each Fund is conditioned upon the Closing of the J&B Transaction. If the J&B Transaction is not closed, then the Current Management Agreements for each Fund will continue to stay in place.

In reaching this conclusion, the Board obtained such information as it deemed reasonably necessary to approve J&B as investment adviser to the Trust on behalf of each Fund. In evaluating the terms of the New Investment Advisory Agreement, the Board considered the possible effects of the J&B Transaction upon the Trust and J&B and upon the ability of J&B to provide an appropriate range of management and administrative services, the performance record of J&B, and the anticipated relationship between J&B and RBC Dain. The Board evaluated the financial strength and resources of RBC Dain and its experience in the mutual fund business. The Board also took into account the management, personnel and operations of RBC Dain, the commitment of RBC Dain to the financial services industry, and the proposed structure of the J&B Transaction. The Board considered RBC Dain's overall vision with respect to the Trust and other funds within the fund complex which is to create, invest in and grow a single diversified mutual fund platform in the United States to be distributed both to and through outside parties and through U.S. affiliates of RBC Financial Group. Currently, the RBC Dain complex consists of the Great Hall Funds and the RBC Funds. The Board took into consideration that by combining the RBC Dain fund complex with the Trust and the other mutual funds associated with J&B, diversity and critical mass were expected to be created to form a viable U.S. mutual fund platform that could be competitive in size and performance immediately. The Board was informed of RBC Dain's belief that the J&B Transaction is expected to significantly benefit the Trust and its shareholders in that shareholders will have greater investment diversification opportunities due to a broader range of fund offerings in both investment style and objectives. The Board took into account that a significant increase in distribution is anticipated due to opportunities to introduce the Trust to affiliates within the RBC Financial Group network as well as to new external sources. The Board based its determination in this regard on the report of Board members who had personally visited RBC Dain's offices, on a review of written materials provided by RBC Dain in response to specific requests by the Board prior to the Board Meeting on May 30, 2002 and on discussions with a representative of RBC Dain and J&B management at the meeting.

The Board evaluated statements made by RBC Dain that it has no present intention to alter the current fee and expense structure with respect to the Trust. The Board considered that the Expense Limitation Agreement provides that no increase in fees and expenses from the current levels can occur for at least two years. The Board considered that the New Investment Advisory Agreement, related Administrative Services Agreement and Expense Limitation Agreement contain economic terms and conditions no less favorable than those currently in place and provide for services of the same nature and quality as those currently in place. The Board discussed the nature of the proposed contractual expense limitation arrangements and the manner in which the arrangements could be continued, modified or terminated.

The Board was informed by RBC Dain that presently it is not known whether there will be changes in the manner in which the Trust currently obtains support services (such as fund administration, transfer agency and custody services) and that RBC is exploring several possibilities as to how support services will be provided for the U.S. mutual fund platform referred to above. RBC Dain informed the Board that it is its intent to ensure that the Trust is supported in the most effective manner.

After meeting in executive session at the May 30, 2002 Board Meeting, the Independent Trustees reported that they had discussed the proposed acquisition of J&B, the information in the materials provided by RBC Dain, the outlook for the Trust, the composition of the Board, and the anticipated and potential effects of the proposed new ownership on various aspects of the Trust's operations. The Independent Trustees also discussed their intention to diligently evaluate any proposed replacement of advisers or other service providers with affiliates of RBC Dain, and the level of Trust expenses and any subsidies in the form of advisory fee waivers and/or the reimbursement of expenses that are maintained after the initial two year period following the acquisition.

In voting to approve the New Investment Advisory Agreement, the Independent Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of the RBC Financial Group, the strategic plan involving the Trust, and the potential for increased distribution and growth of the Trust. The Independent Trustees indicated that they believed that the proposed acquisition would ultimately benefit the Trust and its shareholders as a result of having J&B and its affiliates become part of a large financial services organization that is committed to investing the resources and energy necessary to grow the Trust into part of a large successful suite of investment products.

Based on the considerations set forth above, the Board, including all of the Independent Trustees, unanimously determined that it was in the best interests of each Fund of the Trust and its shareholders to enter into the New Investment Advisory Agreement and to recommend approval of the New Investment Advisory Agreement by shareholders.

Required Vote. Passage of Proposal 2 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


         RECOMMENDATION OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW
                 INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND.

                        PROPOSAL NOS. 3(a), 3(b) and 3(c)

3  (a) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN JONES & BABSON, INC. AND
       MCKINLEY CAPITAL MANAGEMENT, INC. WITH RESPECT TO J&B MID-CAP AGGRESSIVE GROWTH FUND

3  (b) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN JONES & BABSON, INC. AND
       KB GROWTH ADVISORS, LLC, dba, KNAPPENBERGER PARTNERS WITH RESPECT TO J&B SMALL-CAP AGGRESSIVE GROWTH FUND

3  (c) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN JONES & BABSON, INC. AND
       DENVER INVESTMENT ADVISORS, LLC WITH RESPECT TO J&B SMALL-CAP INTERNATIONAL FUND


Information About the Current Sub-Advisory Agreements

The Current Sub-Advisory Agreements provide for the sub-advisers to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the respective Fund. Each of the New Sub-Advisory Agreements is identical in all material respects, including the fees payable to the sub-advisers, to the terms of the Current Sub-Advisory Agreements. The only differences will be the dates of execution, effectiveness and termination.

The Current Sub-Advisory Agreements dated December 19, 2000 were most recently continued by the Board of Trustees on October 22, 2002. The Current Sub-Advisory Agreements were approved by the Trust's shareholders by the consent of the sole shareholder on November 10, 2000 and are attached to this Proxy Statement as Exhibit C.


Information About the Sub-Advisers

For all of the Funds, J&B hires sub-advisory firms, which are investment advisory firms that specialize in certain types of investing. However, J&B still retains ultimate responsibility for managing the Funds. Each sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives, policies and restrictions.

   The following organizations act as sub-advisers to the Funds:

J&B MID-CAP AGGRESSIVE GROWTH FUND - Sub-advised by McKinley Capital Management, Inc. ("McKinley"), 3301 C. Street, Anchorage, Alaska 99503. McKinley was founded in 1990 and as of December 31, 2002 had approximately $3.14 billion in assets under management.

J&B SMALL-CAP AGGRESSIVE GROWTH FUND - Sub-advised by Knappenberger Partners, 601 Carlson Parkway, Suite 950, Minnetonka, Minnesota 55305. Knappenberger Partners was founded in 1998 and as of December 31, 2002 had over $115 million in assets under management. Until January 1, 2003, Knappenberger Partners was known as Knappenberger Bayer, although the legal name has remained KB Growth Advisors, LLC.

J&B SMALL-CAP INTERNATIONAL FUND - Sub-advised by Denver Investment Advisors, LLC ("DIA"), Seventeenth Street Plaza, 1225 17th Street, Denver, Colorado 80202. DIA was founded in 1958 and as of December 31, 2002, had approximately $5.4 billion in total assets under management.

                       APPROVAL OF SUB-ADVISORY AGREEMENTS

Each Sub-Advisory Agreement must be approved by the shareholders of the Fund to which it relates. Approval of a Sub-Advisory Agreement for a Fund is contingent upon approval of the New Investment Advisory Agreement by the shareholders of that Fund. If the New Investment Advisory Agreement and the New Sub-Advisory Agreement are approved by the shareholders of a Fund, then the Agreements will become effective for that Fund concurrently at the time of Closing. If shareholders of a Fund should fail to approve either the New Investment Advisory Agreement or the New Sub-Advisory Agreement, the Board of Trustees will meet to consider appropriate action.

Required Vote. Passage of Proposal 3 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   RECOMMENDATION OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE A NEW SUB-ADVISORY AGREEMENT FOR
THEIR FUND.


                                 PROPOSAL NO. 4

                                 Other Business

The Trustees do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed Proxy Ballot will vote on such matters according to their best judgment in the best interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Trust. Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as investment manager, principal underwriter and registered transfer agent for the Trust.

Quorum and Required Vote. Under the Trust's Agreement and Declaration of Trust, 33-1/3% of the Trust's outstanding shares, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With respect to Proposal 1, abstentions and broker non-votes will be treated as votes present but not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved. With respect to Proposals 2 and 3, abstentions and broker non-votes will have the effect of a vote against the Proposals. With respect to adjournments, abstentions and broker non-votes will have the effect of a vote against an adjournment.

The votes required to approve any proposal are as follows. For election of Trustees (Proposal 1), the nominees to serve as Trustees who receive the affirmative vote of a plurality of the shares voted at the Special Meeting, provided a quorum is present, will be elected. The approval of the New Investment Advisory Agreement and the approval of New Sub-Advisory Agreements
(Proposals 2 and 3, respectively), require a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of the Trust will vote together as a single class on each proposal affecting the entire Trust, and all shares of a Fund will vote together as a single class on each proposal affecting only that Fund. Shareholders are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it that you still hold will be voted as you have instructed. If you sign, date and return the Proxy Ballot but give no voting instructions, your shares will be voted "FOR" each of the Trustees named in the Proxy Statement; "FOR" the approval of the New Investment Advisory Agreement; "FOR" the approval of New Sub-Advisory Agreements; and to "GRANT" discretionary authority to the persons named in the Proxy Ballot as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of shares entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Trustees, individuals have been designated to serve as proxies at the Special Meeting.

Record Date Information. The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003. As of the Record Date, the following numbers of shares were outstanding for each Fund:


    Fund Name                                         Outstanding Shares

J&B Mid-Cap Aggressive Growth Fund                     422,002.245

J&B Small-Cap Aggressive Growth Fund                 1,523,049.338

J&B Small-Cap International Fund                       408,820.103


Principal Shareholders. To the knowledge of the Trust's management, as of the Record Date the entities shown in the chart below held beneficially or of record more than 5% of the applicable Fund's outstanding shares. Unless otherwise indicated, each such owner has sole investment and voting power (or shares this power with a spouse) with respect to the shares owned. In addition, to the knowledge of management, as of the Record Date, no Trustee (or Trustee nominee) of the Trust owned 1% or more of the outstanding shares of a Fund, and the officers, Trustees and nominees for Trustee owned, as a group, less than 1% of each Fund's outstanding shares.


Name                                              Ownership Interest                      Fund

BMA                                                 73.4%              J&B Small-Cap International Fund

J&B                                                 24.5%              J&B Small-Cap International Fund
------------------------------------------------------------------------------------------------------------------------------------
BMA                                                 71.1%              J&B Mid-Cap Aggressive Growth Fund

J&B                                                 23.7%              J&B Mid-Cap Aggressive Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Nebraska Methodist Health Systems Pension Plan      64.3%              J&B Small-Cap Aggressive Growth Fund
8511 W. Dodge Road
Omaha, Nebraska 68114-3403

BMA                                                 19.7%              J&B Small-Cap Aggressive Growth Fund

Jennie Edmundson Memorial Hospital                   7.0%              J&B Small-Cap Aggressive Growth Fund
8511 W. Dodge Road
Omaha, Nebraska 68114-3403

J&B                                                  6.6%              J&B Small-Cap Aggressive Growth Fund


Shareholder Proposals. The Trust is not required to, and does not hold regular shareholder meetings. Shareholders desiring to submit proposals for this Special Meeting must submit them in writing to the Secretary of the Trust no later than 30 days prior to the Special Meeting. Any shareholder desiring to submit a proposal less than 30 days prior to the Special Meeting may do so orally at the Special Meeting. Proxies will be authorized to exercise their discretion to vote "AGAINST" any shareholder proposals that are raised at this Special Meeting, if management of the Trust or J&B objects to such proposal(s). Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign the Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your shares.

                               By Order of the Board of Trustees


                                Martin A. Cramer
                                Secretary


February 18, 2003
Kansas City, Missouri



                                                                       EXHIBIT A
                                                 FORM OF PROPOSED NEW INVESTMENT
                                                              ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on __________, 2003 between J&B FUNDS, a Delaware business trust (the "Trust"), and JONES & BABSON, INC. , a Missouri corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio; and

     WHEREAS, the Trust desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Trust listed in Schedule A attached hereto, and to manage each of their assets.

     NOW, THEREFORE, the Trust and the Adviser do mutually agree and promise as follows:

     1. EMPLOYMENT.

     (a) The Trust hereby appoints Adviser as investment adviser for each series of the Trust listed on Schedule A attached hereto (each, a "Fund" or, collectively, the "Funds"), and Adviser accepts such appointment. Subject to the supervision of the Trust's Board of Trustees and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of each Fund. The Adviser shall discharge the foregoing responsibilities subject to the control of the Trust's Board of Trustees and in compliance with such policies as the Board of Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each Fund set forth in such Fund's prospectus(es) and statement of additional information, as amended or supplemented from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Trust, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Fund,
(ii) pay the salaries and fees of all officers and trustees of the Trust who are "interested persons" of the Adviser as such term is defined in the 1940 Act, and
(iii) pay for all clerical services relating to research, statistical and investment work.

     (b) The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (the "SEC"), and if applicable, exemptive orders or similar relief granted by the SEC, upon receipt of approval of such sub-advisers by the Trust's Board of Trustees and by each affected Fund's shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief). The Adviser shall oversee the performance of any sub-adviser engaged hereunder. However, the Adviser shall not be accountable to the Trust or to any Fund for any loss or liability relating to specific investment decisions made solely by any sub-adviser.

     (c) The services of the Adviser to each Fund and the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement.


     2. ALLOCATION OF BROKERAGE.

     (a) The Adviser is authorized, subject to the supervision of the Trust's Board of Trustees and consistent with any policies and procedures the Board of Trustees may from time to time adopt, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to obtain the best net results as described in the Trust's statement of additional information.

     (b) Subject to the appropriate policies and procedures approved by the Trust's Board of Trustees, the Adviser may, on behalf of each Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Trust and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Fund will be reasonable in relation to the benefits to such Fund over the long term. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Subject to seeking the most favorable price and execution, the Board of Trustees may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of the Trust's shares.

     (c) When the Adviser deems the purchase or sale of a security to be in the best interest of one or more Funds as well as other of its clients, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each affected Fund and its other affected clients.

     3. EXPENSES. Each Fund will pay all its expenses and the Fund's allocable share of the Trust's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Funds), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for trustees who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1(a) above or under any other agreement. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time assume or reimburse any expense payable by a Fund pursuant to this Agreement.

     4. AUTHORITY OF ADVISER. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Trust or any Fund, have authority to act for or represent the Trust or any Fund in any way, form or manner. Any authority granted by the Trust on behalf of itself or any Fund to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Trustees of the Trust.

     5. COMPENSATION OF ADVISER. For the services to be furnished by the Adviser hereunder, each Fund listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Fund determined and payable as of the close of business on each business day. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

     6. STANDARD OF CARE; INDEMNIFICATION.

     (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the trust or to any of the Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

     (b) The Adviser agrees to indemnify the Trust and each Fund with respect to any loss, liability, judgment, cost or penalty which the Trust or any Fund may directly or indirectly suffer or incur as a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a). The Trust agrees to indemnify the Adviser with respect to any loss, liability, judgment, cost or penalty which the Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement, except to the extent that such loss, liability, judgment, cost or penalty was a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a).

     7. DURATION AND TERMINATION. The following shall apply with respect to the duration and termination of this Agreement:

     (a) This Agreement shall begin for each Fund as of the date this Agreement is first executed (provided that the Agreement is initially approved by the Trust's Board of Trustees and shareholder(s) as required by Section 15 of the 1940 Act) and shall continue in effect for two years. With respect to each Fund added by execution of an Addendum to Schedule A, the term of this Agreement for such Fund shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if:
(i) such continuation shall be specifically approved at least annually by (A) either the Trust's Board of Trustees or a majority of a Fund's outstanding voting securities, and in either case (B) a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party other than as Trustees of the Trust (the "Independent Trustees"), cast in person at a meeting called for that purpose; and (ii) the Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund. Prior to voting on the renewal of this Agreement, the Trust's Board of Trustees may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Trust's Board of Trustees to evaluate the terms of this Agreement.

     (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Fund, without payment of any penalty, by affirmative vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). No assignment shall be deemed to result from any changes in the directors, officers or employees of the Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

     8. AMENDMENT. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each applicable Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of such Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all Funds of the Trust.

     9. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of ________ and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of ________, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     11. USE OF JONES & BABSON, INC.'S NAME. The Trust and each applicable Fund shall have the non- exclusive right to use the name Jones & Babson, Inc. only so long as the Adviser serves as the investment adviser to the Trust and each Fund hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.


                                             J&B FUNDS


                                        By   ___________________________________
                                             Name:
                                             Title:

                                             JONES & BABSON, INC.


                                       By   __________________________________
                                            Name:
                                            Title:





                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Funds of the Trust currently subject to this Agreement are as follows:



Name of Fund                                              Date of Addition

J&B SMALL-CAP AGGRESSIVE GROWTH FUND



ATTEST:

J&B FUNDS                                     JONES & BABSON, INC.


By                                       By
    -------------------------------         ------------------------------------
    Name:                                   Name:
    Title:                                  Title:





                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Funds of the Trust currently subject to this Agreement are as follows:


Name of Fund                                          Date of Addition

J&B MID-CAP AGGRESSIVE GROWTH FUND


ATTEST:

J&B FUNDS                                 JONES & BABSON, INC.


By                                    By
    --------------------------------    ----------------------------------------
    Name:                               Name:
    Title:                              Title:


                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Funds of the Trust currently subject to this Agreement are as follows:


Name of Fund                                      Date of Addition


J&B SMALL-CAP INTERNATIONAL FUND

ATTEST:

J&B FUNDS                                    JONES & BABSON, INC.


By                                        By
    --------------------------------        ------------------------------------
    Name:                                   Name:
    Title:                                  Title:




                                   SCHEDULE B
                                    (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

Name of Fund                                Annual Fee Rate


J&B SMALL-CAP AGGRESSIVE GROWTH FUND       1.25% of the average total net assets
                                           of the Fund

ATTEST:

J&B FUNDS                                 JONES & BABSON, INC.


By                                      By
    ---------------------------            -------------------------------------
    Name:                                  Name:
    Title:                                 Title:




                                   SCHEDULE B
                                    (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

Name of Fund                                   Annual Fee Rate


J&B MID-CAP AGGRESSIVE GROWTH FUND              1.10% of the average total net
                                                assets of the Fund

ATTEST:

J&B FUNDS                                 JONES & BABSON, INC.


By                                      By
    ------------------------------        --------------------------------------
    Name:                                 Name:
    Title:                                Title:




                                   SCHEDULE B
                                    (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

Name of Fund                                  Annual Fee Rate


J&B SMALL-CAP INTERNATIONAL FUND              1.45% of the average total net
                                              assets of the Fund



ATTEST:

J&B FUNDS                                  JONES & BABSON, INC.


By                                      By
    -------------------------------        -------------------------------------
    Name:                                  Name:
    Title:                                 Title:



                                                                      EXHIBIT B

                          CURRENT MANAGEMENT AGREEMENTS


                              MANAGEMENT AGREEMENT

                                     between

                              JONES & BABSON, INC.

                                       and

                                    J&B FUNDS

               (on behalf of the J&B Small-Cap International Fund)


     THIS AGREEMENT, made and entered into as of the 19th day of December, 2000, by and between J&B Funds, a Delaware business trust (the "Trust") on behalf of its J&B Small-Cap International Fund series (the "Fund"), and Jones & Babson, Inc. (the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Trust was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager is engaged in the business of supplying investment advice and management services to registered investment companies, as an independent contractor, and

     WHEREAS the Trust and the Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management services to the Trust, on behalf of the Fund, for a fee,

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Trust hereby employs the Manager, for the period set forth in Paragraph 6 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any other way be deemed an agent of the Trust.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Trustees of the Trust and such other personnel as shall be necessary to carry out its normal operations; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Trust's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Trust shall bear the cost of meetings of the Board of Trustees and committees thereof, including the fees of the independent Trustees, the custodian, the independent public accountant and legal counsel; the costs of printing and mailing shareholder reports and Fund disclosure documents to shareholders; all expenses incidental to holding shareholder meetings, including the preparation, printing and mailing of notices and proxy materials, and proxy solicitation; the cost of all fidelity bond and liability insurance approved for the Trust or the Board; any trade association fees and the costs of any extraordinary expenses such as those resulting from litigation to which the Trust is a party; any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying its shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Trust shall belong to the Manager. Should the management and administrative relationship between the Trust and the Manager terminate, the Trust shall be entitled to, and the Manager shall provide the Trust, a copy of all information and records in the Manager's file necessary for the Trust to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Trust.

     Subject to compliance with the requirements of the Act, the Manager may retain as a sub-adviser to the Fund, at the Manager's own expense, any investment adviser registered under the Investment Advisers Act of 1940.

     2. a. The Manager (or its delegate) shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the obtaining the best available prices and execution, the Manager is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Manager is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Manager, or to any other client for which the Manager provides investment advisory services. Subject to obtaining the best available prices and execution, the Manager may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker- dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Manager also agrees that it will cooperate with the Trust to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Trust or the Fund.

     b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Manager (or its delegate) is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients or funds for which the Manager exercises investment discretion.

     c. The Manager (or its delegate) is authorized to direct portfolio transactions to a broker which is an affiliated person of the Manager or the Trust in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the Act, or other rules promulgated by the Securities and Exchange Commission. Any transaction placed with an affiliated broker must (i) be placed at best price and execution, and (ii) may not be a principal transaction.

     3. As compensation for the services to be rendered to the Trust and Fund by the Manager under the provisions of this Agreement, the Trust agrees to pay from the assets of the Fund semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Agreement and Declaration of Trust and By-laws as follows:

     a. 1.55% of the average total net assets of the Fund.

     b. The Manager may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Fund under this Agreement. Any voluntary reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Manager voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Manager in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Manager has agreed. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Manager even if such payment may require the Manager to waive or reduce its fees hereunder or to pay current Fund expenses.

     4. It is understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. It is understood and agreed that the Trustees, officers, agents, employees and shareholders of the Trust may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Trust as shareholders or otherwise. It is understood and agreed that shareholders, officers, Trustees and other personnel of the Manager are and may continue to be officers and Trustees of the Trust, but that they receive no remuneration from the Trust solely for acting in those capacities.

     6. This Agreement shall become effective pursuant to its approval by the Board of Trustees of the Trust and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force for an initial period of two years ending on October 31, 2002, and thereafter may be renewed for successive annual periods beginning November 1 each year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act (unless shareholder approval of the amendment would not be required to be consistent with SEC interpretations of Section 15 of the 1940 Act), and by vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Board of Trustees of the Trust to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

     7. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty (60) days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty (60) days written notice to the Trust. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Trust or the Manager, as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

     8. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Trust or Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     9. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new agreement become effective without the affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                              J&B FUNDS


                                          By:/s/ Stephen S. Soden
                                            ------------------------------------
                                            Stephen S. Soden
                                            President

ATTEST:

/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

[SEAL]

                                             JONES & BABSON, INC.


                                          By:/s/ Stephen S. Soden
                                            ------------------------------------
                                            Stephen S. Soden
                                            President

ATTEST:


/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary




                              MANAGEMENT AGREEMENT

                                     between

                              Jones & Babson, Inc.

                                       and

                                    J&B Funds

             (on behalf of the J&B Small-Cap Aggressive Growth Fund)


     THIS AGREEMENT, made and entered into as of the 19th day of December, 2000, by and between J&B Funds, a Delaware business trust (the "Trust") on behalf of its J&B Small-Cap Aggressive Growth Fund series (the "Fund"), and Jones & Babson, Inc. (the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Trust was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager is engaged in the business of supplying investment advice and management services to registered investment companies, as an independent contractor, and

     WHEREAS the Trust and the Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management services to the Trust, on behalf of the Fund, for a fee,

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Trust hereby employs the Manager, for the period set forth in Paragraph 6 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any other way be deemed an agent of the Trust.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Trustees of the Trust and such other personnel as shall be necessary to carry out its normal operations; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Trust's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Trust shall bear the cost of meetings of the Board of Trustees and committees thereof, including the fees of the independent Trustees, the custodian, the independent public accountant and legal counsel; the costs of printing and mailing shareholder reports and Fund disclosure documents to shareholders; all expenses incidental to holding shareholder meetings, including the preparation, printing and mailing of notices and proxy materials, and proxy solicitation; the cost of all fidelity bond and liability insurance approved for the Trust or the Board; any trade association fees and the costs of any extraordinary expenses such as those resulting from litigation to which the Trust is a party; any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying its shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Trust shall belong to the Manager. Should the management and administrative relationship between the Trust and the Manager terminate, the Trust shall be entitled to, and the Manager shall provide the Trust, a copy of all information and records in the Manager's file necessary for the Trust to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Trust.

     Subject to compliance with the requirements of the Act, the Manager may retain as a sub-adviser to the Fund, at the Manager's own expense, any investment adviser registered under the Investment Advisers Act of 1940.

     2. a. The Manager (or its delegate) shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the obtaining the best available prices and execution, the Manager is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Manager is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Manager, or to any other client for which the Manager provides investment advisory services. Subject to obtaining the best available prices and execution, the Manager may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker- dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Manager also agrees that it will cooperate with the Trust to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Trust or the Fund.

     b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Manager (or its delegate) is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients or funds for which the Manager exercises investment discretion.

     c. The Manager (or its delegate) is authorized to direct portfolio transactions to a broker which is an affiliated person of the Manager or the Trust in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the Act, or other rules promulgated by the Securities and Exchange Commission. Any transaction placed with an affiliated broker must (i) be placed at best price and execution, and (ii) may not be a principal transaction.

     3. As compensation for the services to be rendered to the Trust and Fund by the Manager under the provisions of this Agreement, the Trust agrees to pay from the assets of the Fund semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Agreement and Declaration of Trust and By-laws as follows:

     a. 1.35% of the average total net assets of the Fund.

     b. The Manager may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Fund under this Agreement. Any voluntary reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Manager voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Manager in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Manager has agreed. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Manager even if such payment may require the Manager to waive or reduce its fees hereunder or to pay current Fund expenses.

     4. It is understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. It is understood and agreed that the Trustees, officers, agents, employees and shareholders of the Trust may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Trust as shareholders or otherwise. It is understood and agreed that shareholders, officers, Trustees and other personnel of the Manager are and may continue to be officers and Trustees of the Trust, but that they receive no remuneration from the Trust solely for acting in those capacities.

     6. This Agreement shall become effective pursuant to its approval by the Board of Trustees of the Trust and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force for an initial period of two years ending on October 31, 2002, and thereafter may be renewed for successive annual periods beginning November 1 each year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act (unless shareholder approval of the amendment would not be required to be consistent with SEC interpretations of Section 15 of the 1940 Act), and by vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Board of Trustees of the Trust to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

     7. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty (60) days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty (60) days written notice to the Trust. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Trust or the Manager, as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

     8. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Trust or Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     9. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new agreement become effective without the affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                          J&B FUNDS


                                      By:/s/ Stephen S. Soden
                                         ---------------------------------------
                                         Stephen S. Soden
                                         President

ATTEST:

/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

[SEAL]

                                          JONES & BABSON, INC.


                                      By:/s/ Stephen S. Soden
                                         ---------------------------------------
                                         Stephen S. Soden
                                         President

ATTEST:


/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



                              MANAGEMENT AGREEMENT

                                     between

                              Jones & Babson, Inc.

                                       and

                                    J&B Funds

              (on behalf of the J&B Mid-Cap Aggressive Growth Fund)


     THIS AGREEMENT, made and entered into as of the 19th day of December, 2000, by and between J&B Funds, a Delaware business trust (the "Trust") on behalf of its J&B Mid-Cap Aggressive Growth Fund series (the "Fund"), and Jones & Babson, Inc. (the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Trust was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager is engaged in the business of supplying investment advice and management services to registered investment companies, as an independent contractor, and

     WHEREAS the Trust and the Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management services to the Trust, on behalf of the Fund, for a fee,

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Trust hereby employs the Manager, for the period set forth in Paragraph 6 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any other way be deemed an agent of the Trust.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Trustees of the Trust and such other personnel as shall be necessary to carry out its normal operations; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Trust's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Trust shall bear the cost of meetings of the Board of Trustees and committees thereof, including the fees of the independent Trustees, the custodian, the independent public accountant and legal counsel; the costs of printing and mailing shareholder reports and Fund disclosure documents to shareholders; all expenses incidental to holding shareholder meetings, including the preparation, printing and mailing of notices and proxy materials, and proxy solicitation; the cost of all fidelity bond and liability insurance approved for the Trust or the Board; any trade association fees and the costs of any extraordinary expenses such as those resulting from litigation to which the Trust is a party; any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying its shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Trust shall belong to the Manager. Should the management and administrative relationship between the Trust and the Manager terminate, the Trust shall be entitled to, and the Manager shall provide the Trust, a copy of all information and records in the Manager's file necessary for the Trust to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Trust.

     Subject to compliance with the requirements of the Act, the Manager may retain as a sub-adviser to the Fund, at the Manager's own expense, any investment adviser registered under the Investment Advisers Act of 1940.

     2. a. The Manager (or its delegate) shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the obtaining the best available prices and execution, the Manager is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Manager is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Manager, or to any other client for which the Manager provides investment advisory services. Subject to obtaining the best available prices and execution, the Manager may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker- dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Manager also agrees that it will cooperate with the Trust to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Trust or the Fund.

     b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Manager (or its delegate) is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients or funds for which the Manager exercises investment discretion.

     c. The Manager (or its delegate) is authorized to direct portfolio transactions to a broker which is an affiliated person of the Manager or the Trust in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the Act, or other rules promulgated by the Securities and Exchange Commission. Any transaction placed with an affiliated broker must (i) be placed at best price and execution, and (ii) may not be a principal transaction.

     3. As compensation for the services to be rendered to the Trust and Fund by the Manager under the provisions of this Agreement, the Trust agrees to pay from the assets of the Fund semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Agreement and Declaration of Trust and By-laws as follows:

     a. 1.20% of the average total net assets of the Fund.

     b. The Manager may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Fund under this Agreement. Any voluntary reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Manager voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Manager in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Manager has agreed. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Manager even if such payment may require the Manager to waive or reduce its fees hereunder or to pay current Fund expenses.

     4. It is understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. It is understood and agreed that the Trustees, officers, agents, employees and shareholders of the Trust may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Trust as shareholders or otherwise. It is understood and agreed that shareholders, officers, Trustees and other personnel of the Manager are and may continue to be officers and Trustees of the Trust, but that they receive no remuneration from the Trust solely for acting in those capacities.

     6. This Agreement shall become effective pursuant to its approval by the Board of Trustees of the Trust and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force for an initial period of two years ending on October 31, 2002, and thereafter may be renewed for successive annual periods beginning November 1 each year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act (unless shareholder approval of the amendment would not be required to be consistent with SEC interpretations of Section 15 of the 1940 Act), and by vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Board of Trustees of the Trust to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

     7. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty (60) days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty (60) days written notice to the Trust. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Trust or the Manager, as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

     8. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Trust or Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     9. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new agreement become effective without the affirmative vote or written consent of the holders of a majority of the shares of the Fund.


                                                 J&B FUNDS


                                             By:/s/ Stephen S. Soden
                                                --------------------------------
                                                Stephen S. Soden
                                                President

ATTEST:

/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

[SEAL]

                                                JONES & BABSON, INC.


                                            By:/s/ Stephen S. Soden
                                               ---------------------------------
                                               Stephen S. Soden
                                               President

ATTEST:


/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



                                                                      EXHIBIT C

                                    FORM OF PROPOSED NEW SUB-ADVISORY AGREEMENT
                                                    MARKED TO SHOW CHANGES FROM
                                                 CURRENT SUB-ADVISORY AGREEMENT
                                    DELETIONS IN BRACKETS; ADDITIONS UNDERLINED



                             SUB-ADVISORY AGREEMENT

     This Agreement is made between, Jones & Babson, Inc., a Missouri corporation having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), Denver Investment Advisors LLC, a Colorado corporation, having its principal place of business in Denver, Colorado (hereinafter referred to as the "Sub- Advisor") and J&B Funds, a Delaware business trust (hereinafter referred to as the "Company").

     WHEREAS, the Company, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the J&B Small-Cap International Fund, a series of the Company (hereinafter referred to as the "Fund"), pursuant to the terms of [a Management Agreement dated as of December 19, 2000] an "Investment Advisory Agreement" dated as of __________
                      ---------------------------------------------------------
___, 2003, between the Company and Advisor;
----------

     WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

     WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Fund as more fully described below;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. RETENTION OF SUB-ADVISOR.

     (a) Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Fund. Subject to the oversight and review of Advisor and the Board of [Directors] Trustees of the Company, Sub-Advisor shall manage
                             ---------
the investment and reinvestment of the assets of the Fund. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Company is required to maintain and will render regular reports to Advisor and to officers and [Directors] Trustees of the Company concerning its discharge of the foregoing
---------
responsibilities.

     (b) Sub-Advisor, in its supervision of the investments of the Fund, will be guided by the Fund's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and Bylaws of the Company and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Declaration of Trust and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     (c) Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company or any Fund in any way or otherwise be deemed an agent of the Company or any Fund.

     (d) The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall: (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Company's Registration Statement.

     2. FEE. Advisor shall pay to Sub-Advisor, for all services rendered to the Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage fees, transfer fees, custodian fees, underwriting commissions, interest and other charges, if any) purchased or sold for the Fund.

     3. TERM. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Company and each Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Fund.

     4. TERMINATION.

     (a) This Agreement may be terminated at any time without the payment of any penalty:

         i. by the Advisor on sixty (60) days written notice to the Sub-Advisor;

         ii. by the Company either by a vote of a majority of the Board of [Directors] Trustees of the Company or by a vote of the majority of the
                     --------
         outstanding shares of beneficial interest of the Fund; or

         iii. by the Sub-Advisor on sixty (60) days written notice to the Advisor.

     (b) This Agreement will terminate automatically in the event of:

         i. the termination of the Investment Advisory Agreement; or

         ii. its assignment.

     (c) The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

     5. STANDARD OF CARE AND INDEMNIFICATION.

     (a) In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Company or to the shareholders of the Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     (b) The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection herewith), arising by reason of any matter to which this Agreement relates.

     (c) The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     (d) However, in no case: (i) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (ii) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub- Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (iii) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

     6. PORTFOLIO TRANSACTIONS.

     (a) Advisor has engaged a custodian ("Custodian") to take and maintain possession of all the assets in the Fund. Neither Sub-Advisor nor any "person associated with" Sub-Advisor (as defined in Section 202(a)(17) of the Act) will be the Custodian. Sub-Advisor will have no liability with respect to custody arrangements or the acts, conduct, or omissions of Custodian.

     (b) Advisor may issue such instructions to Custodian as may be appropriate concerning the settlement of transactions initiated by Sub-Advisor pursuant to this Agreement. Sub-Advisor will be under no duty to supervise or direct the investment of any assets that are not in the Account in the custody of the Custodian.

     (c) Investment decisions for the Fund shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     (d) Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     7. AMENDMENT. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

     8. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

     9. REGISTRATION AS AN INVESTMENT ADVISER. Advisor and Sub-Advisor each hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Further, Sub-Advisor will notify the Advisor if there is any significant change or variation in its management structure or personnel that might, in its reasonable judgement, affect its responsibilities and obligations under this Agreement.


Witness the due execution hereof this [19th day of December, 2000] _____ day of
                                                                   -------------
________________, 2003.
-----------------------

Attest:                                         JONES & BABSON, INC.


__________________________                       By:____________________________


Attest:                                         DENVER INVESTMENT ADVISORS LLC


__________________________                       By:____________________________


Attest                                          J&B SMALL-CAP INTERNATIONAL FUND


__________________________                       By:____________________________




                                    EXHIBIT A


                                      FEES




Fund:            J&B Small-Cap International Fund

Sub-Advisor:     Denver Investment Advisors LLC


     As compensation, JONES & BABSON, INC. will pay Sub-Advisor for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

     (a) Seven hundred seventy five one-thousandths of one percent (775/1000 of 1%) of the average total net assets of the Fund that do not exceed two hundred fifty million dollars ($250,000,000).

     (b) Seven hundred one-thousandths (700/1000 of 1%) of the average total net assets of the Fund that exceed two hundred fifty million dollars ($250,000,000).





                                  FORM OF PROPOSED NEW SUB-ADVISORY AGREEMENT
                                                  MARKED TO SHOW CHANGES FROM
                                              CURRENT SUB-ADVISORY AGREEMENT:
                                  DELETIONS IN BRACKETS; ADDITIONS UNDERLINED


                             SUB-ADVISORY AGREEMENT

     This Agreement is made between, Jones & Babson, Inc., a Missouri corporation having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), KB Growth Advisors, LLC, dba, Knappenberger Partners, a Minnesota corporation, having its principal place of business in Minnetonka, Minnesota (hereinafter referred to as the "Sub-Advisor") and J&B Funds, a Delaware business trust (hereinafter referred to as the "Company").

     WHEREAS, the Company, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the J&B Small-Cap Aggressive Growth Fund, a series of the Company (hereinafter referred to as the "Fund"), pursuant to the terms of [a Management Agreement dated as of December 19, 2000] an "Investment Advisory Agreement" dated as of ____________
                   ------------------------------------------------------------
___, 2003, between the Company and Advisor.
----------

     WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

     WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Fund as more fully described below;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. RETENTION OF SUB-ADVISOR.

     (a) Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Fund. Subject to the oversight and review of Advisor and the Board of [Directors] Trustees of the Company, Sub-Advisor shall manage
                             --------
the investment and reinvestment of the assets of the Fund. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Company is required to maintain and will render regular reports to Advisor and to officers and [Directors] Trustees of the Company concerning its discharge of the foregoing
--------
responsibilities.

     (b) Sub-Advisor, in its supervision of the investments of the Fund, will be guided by the Fund's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and Bylaws of the Company and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Declaration of Trust and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     (c) Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company or any Fund in any way or otherwise be deemed an agent of the Company or any Fund.

     (d) The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall: (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Company's Registration Statement.

     2. FEE. Advisor shall pay to Sub-Advisor, for all services rendered to the Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage fees, transfer fees, custodian fees, underwriting commissions, interest and other charges, if any) purchased or sold for the Fund.

     3. TERM. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Company and each Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Fund.

     4. TERMINATION.

     (a) This Agreement may be terminated at any time without the payment of any penalty:

         i. by the Advisor on sixty (60) days written notice to the Sub-Advisor;

         ii. by the Company either by a vote of a majority of the Board of [Directors] Trustees of the Company or by a vote of the majority of the
                     --------
         outstanding shares of beneficial interest of the Fund; or

         iii. by the Sub-Advisor on sixty (60) days written notice to the Advisor.

     (b) This Agreement will terminate automatically in the event of:

         i. the termination of the Investment Advisory Agreement; or

         ii. its assignment.

     (c) The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

     5. STANDARD OF CARE AND INDEMNIFICATION.

     (a) In the performance of its duties, the Sub Advisor will comply with the stated investment objectives, policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Company or to the shareholders of the Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     (b) The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     (c) The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     (d) However, in no case: (i) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (ii) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (iii) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

     6. PORTFOLIO TRANSACTIONS.

     (a) Advisor has engaged a custodian ("Custodian") to take and maintain possession of all the assets in the Fund. Neither Sub-Advisor nor any "person associated with" Sub-Advisor (as defined in Section 202(a)(17) of the Act) will be the Custodian. Sub-Advisor will have no liability with respect to custody arrangements or the acts, conduct, or omissions of Custodian.

     (b) Advisor may issue such instructions to Custodian as may be appropriate concerning the settlement of transactions initiated by Sub-Advisor pursuant to this Agreement. Sub-Advisor will be under no duty to supervise or direct the investment of any assets that are not in the Account in the custody of the Custodian.

     (c) Investment decisions for the Fund shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     (d) Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     7. AMENDMENT. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

     8. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

     9. REGISTRATION AS AN INVESTMENT ADVISER. Advisor and Sub-Advisor each hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Further, Sub-Advisor will notify the Advisor if there is any significant change or variation in its management structure or personnel that might, in its reasonable judgement, affect its responsibilities and obligations under this Agreement.


Witness the due execution hereof this [19th day of December, 2000] _____ day of
                                                                  --------------
________________, 2003.
-----------------------


Attest:                                         JONES & BABSON, INC.


__________________________                   By:________________________________


Attest:                                         KB GROWTH ADVISORS, LLC
                                                DBA, KNAPPENBERGER PARTNERS


__________________________                  By:_________________________________



Attest:                                     J&B SMALL-CAP AGGRESSIVE GROWTH FUND


__________________________               By:____________________________________


                                    EXHIBIT A


                                      FEES


Fund:            J&B Small-Cap Aggressive Growth Fund

Sub-Adviser:     KB Growth Advisors, LLC, dba, Knappenberger Partners


     As compensation, JONES & BABSON, INC. will pay Sub-Advisor for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

     (a) Sixty-five one-hundredths of one percent (65/100 of 1%) of the average total net assets of the Fund that do not exceed one hundred fifty million dollars ($150,000,000).

     (b) Sixty one-hundredths (60/100 of 1%) of the average total net assets of the Fund that exceed one hundred fifty million dollars ($150,000,000).




                                     FORM OF PROPOSED NEW SUB-ADVISORY AGREEMENT
                                                     MARKED TO SHOW CHANGES FROM
                                                 CURRENT SUB-ADVISORY AGREEMENT:
                                     DELETIONS IN BRACKETS; ADDITIONS UNDERLINED


                             SUB-ADVISORY AGREEMENT

     This Agreement is made between, Jones & Babson, Inc., a Missouri corporation having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), McKinley Capital Management, Inc., an Alaska corporation, having its principal place of business in Anchorage, Alaska (hereinafter referred to as the "Sub- Advisor") and J&B Funds, a Delaware business trust (hereinafter referred to as the "Company").

     WHEREAS, the Company, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the J&B Mid-Cap Aggressive Growth Fund, a series of the Company (hereinafter referred to as the "Fund"), pursuant to the terms of [a Management Agreement dated as of December 19, 2000] an "Investment Advisory Agreement" dated as of ____________
                   -------------------------------------------------------------
___, 2003, between the Company and Advisor.
----------

     WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

     WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Fund as more fully described below;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. RETENTION OF SUB-ADVISOR.

     (a) Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Fund. Subject to the oversight and review of Advisor and the Board of [Directors] Trustees of the Company, Sub-Advisor shall manage
                             ---------
the investment and reinvestment of the assets of the Fund. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Company is required to maintain and will render regular reports to Advisor and to officers and [Directors] Trustees of the Company concerning its discharge of the foregoing
---------
responsibilities.

     (b) Sub-Advisor, in its supervision of the investments of the Fund, will be guided by the Fund's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and Bylaws of the Company and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Declaration of Trust and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     (c) Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company or any Fund in any way or otherwise be deemed an agent of the Company or any Fund.

     (d) The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall: (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Company's Registration Statement.

     2. FEE. Advisor shall pay to Sub-Advisor, for all services rendered to the Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage fees, transfer fees, custodian fees, underwriting commissions, interest and other charges, if any) purchased or sold for the Fund.

     3. TERM. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Company and each Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Fund.

     4. TERMINATION.

     (a) This Agreement may be terminated at any time without the payment of any penalty:

         i. by the Advisor on sixty (60) days written notice to the Sub-Advisor;

         ii. by the Company either by a vote of a majority of the Board of [Directors] Trustees of the Company or by a vote of the majority of the outstanding shares of beneficial interest of the Fund; or

         iii. by the Sub-Advisor on sixty (60) days written notice to the Advisor.

     (b) This Agreement will terminate automatically in the event of:

         i. the termination of the Investment Advisory Agreement; or

         ii. its assignment.

     (c) The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

     5. STANDARD OF CARE AND INDEMNIFICATION.

     (a) In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Company or to the shareholders of the Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     (b) The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     (c) The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     (d) However, in no case: (i) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (ii) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (iii) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

     6. PORTFOLIO TRANSACTIONS.

     (a) Advisor has engaged a custodian ("Custodian") to take and maintain possession of all the assets in the Fund. Neither Sub-Advisor nor any "person associated with" Sub-Advisor (as defined in Section 202(a)(17) of the Act) will be the Custodian. Sub-Advisor will have no liability with respect to custody arrangements or the acts, conduct, or omissions of Custodian.

     (b) Advisor may issue such instructions to Custodian as may be appropriate concerning the settlement of transactions initiated by Sub-Advisor pursuant to this Agreement. Sub-Advisor will be under no duty to supervise or direct the investment of any assets that are not in the Account in the custody of the Custodian.

     (c) Investment decisions for the Fund shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     (d) Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     7. AMENDMENT. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

     8. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

     9. REGISTRATION AS AN INVESTMENT ADVISER. Advisor and Sub-Advisor each hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Further, Sub-Advisor will notify the Advisor if there is any significant change or variation in its management structure or personnel that might, in its reasonable judgement, affect its responsibilities and obligations under this Agreement.


Witness the due execution hereof this [19th day of December, 2000] ____ day of
                                                                  -------------
________________, 2003.
-----------------------



Attest:                                        JONES & BABSON, INC.


__________________________                  By:_________________________________

Attest:                                        MCKINLEY CAPITAL MANAGEMENT, INC.


__________________________                  By:_________________________________



Attest:                                      J&B MID-CAP AGGRESSIVE GROWTH FUND


__________________________                  By:_________________________________



                                    EXHIBIT A



                                      FEES


Fund:            J&B Mid-Cap Aggressive Growth Fund

Sub-Adviser:     McKinley Capital Management, Inc.


     As compensation, JONES & BABSON, INC. will pay Sub-Advisor for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

     (a) Fifty one-hundredths of one percent (50/100 of 1%) of the average total net assets of the Fund that do not exceed five million dollars ($5,000,000).

     (b) Forty-seven one-hundredths (47/100 of 1%) of the average total net assets of the Fund that exceed five million dollars ($5,000,000) and do not exceed twenty-five million dollars ($25,000,000).

     (c). Forty-five one-hundredths (45/100 of 1%) of the average total net assets of the Fund that exceed twenty-five million dollars ($25,000,000).



[LABEL WITH CONTROL NUMBER]








J&B SMALL-CAP INTERNATIONAL FUND





                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                    J&B FUNDS

                                 MARCH 28, 2003



The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the J&B Small-Cap International Fund of the J&B Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 1:30 p.m., Central Time on March 28, 2003, upon such business as may properly be brought before the Meeting.

This Proxy is solicited on behalf of the Board of Trustees of the Trust. If this Proxy is signed and returned and no specification is made, it will be voted FOR all Proposals. If other business should properly come before the meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

The Board of Trustees recommends that you vote in favor of Proposals 1, 2 and 3.c.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.



1. To elect the following ten Trustees for the Trust to hold office until their successors are duly elected and qualified or until their earlier resignation or removal:


                                              FOR      WITHHOLD         FOR ALL
                                              ALL      ALL              EXCEPT*

     Stephen S. Soden                        [   ]     [   ]            [   ]
     P. Bradley Adams
     Eric T. Jager
     John A. MacDonald
     Steve W. Panknin
     James R. Seward
     T. Geron Bell
     Sandra J. Hale
     Ronald James
     Jay H. Wein


--------------------------------------------------------------------------------
*INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) name(s) on the line above


                                                                                 FOR       AGAINST   ABSTAIN


2.   To approve a New Investment Advisory Agreement between the Trust            [      ]         [       ]            [      ]
      on behalf of each Fund and Jones & Babson, Inc.;


3.c. To approve a New Sub-Advisory Agreement between Jones & Babson,             [      ]         [       ]            [      ]
      Inc. and Denver Investment Advisors, LLC.

4.    To transact such other business as may properly come before the Special
      Meeting and any adjournments thereof.


Date: _________________________


You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                                         --------------------------------------


                                         --------------------------------------
                                                    Signature(s)

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.




[LABEL WITH CONTROL NUMBER]








J&B SMALL-CAP AGGRESSIVE GROWTH FUND






                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                    J&B FUNDS

                                 MARCH 28, 2003



The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the J&B Small-Cap Aggressive Growth Fund of the J&B Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 1:30 p.m., Central Time on March 28, 2003, upon such business as may properly be brought before the Meeting.

This Proxy is solicited on behalf of the Board of Trustees of the Trust. If this
 Proxy is signed and returned and no specification is made, it will be voted FOR all Proposals. If other business should properly come before the meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

   The Board of Trustees recommends that you vote in favor of Proposals 1, 2 and 3.b.

         Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.



1. To elect the following ten Trustees for the Trust to hold office until their successors are duly elected and qualified or until their earlier resignation or removal:


                                           FOR        WITHHOLD         FOR ALL
                                           ALL        ALL              EXCEPT*

     Stephen S. Soden                     [   ]       [   ]            [   ]
     P. Bradley Adams
     Eric T. Jager
     John A. MacDonald
     Steve W. Panknin
     James R. Seward
     T. Geron Bell
     Sandra J. Hale
     Ronald James
     Jay H. Wein


--------------------------------------------------------------------------------
*INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) name(s) on the line above


                                                                                FOR       AGAINST   ABSTAIN

2.   To approve a New Investment Advisory Agreement between the Trust          [   ]       [   ]     [   ]
      on behalf of each Fund and Jones & Babson, Inc.;


3.b. To approve a New Sub-Advisory Agreement between Jones & Babson,           [   ]       [   ]     [   ]
       Inc. and KB Growth Advisors, LLC, dba, Knappenberger Partners.

4.   To transact such other business as may properly come before the Special
     Meeting and any adjournments thereof.


Date: _________________________


You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                                             -----------------------------------


                                             -----------------------------------
                                                           Signature(s)




Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.

[LABEL WITH CONTROL NUMBER]








J&B MID-CAP AGGRESSIVE GROWTH FUND






                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                    J&B FUNDS

                                 MARCH 28, 2003



The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the J&B Mid-Cap Aggressive Growth Fund of the J&B Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 1:30 p.m., Central Time on March 28, 2003, upon such business as may properly be brought before the Meeting.

This Proxy is solicited on behalf of the Board of Trustees of the Trust. If this Proxy is signed and returned and no specification is made, it will be voted FOR all Proposals. If other business should properly come before the meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

The Board of Trustees recommends that you vote in favor of Proposals 1, 2 and 3a.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.




1. To elect the following ten Trustees for the Trust to hold office until their successors are duly elected and qualified or until their earlier resignation or removal:

                                               FOR       WITHHOLD    FOR ALL
                                               ALL       ALL         EXCEPT*

     Stephen S. Soden                         [   ]       [   ]       [   ]
     P. Bradley Adams
     Eric T. Jager
     John A. MacDonald
     Steve W. Panknin
     James R. Seward
     T. Geron Bell
     Sandra J. Hale
     Ronald James
     Jay H. Wein


--------------------------------------------------------------------------------
*INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) name(s) on the line above


                                                                                  FOR       AGAINST   ABSTAIN


2.   To approve a New Investment Advisory Agreement between the Trust             [   ]      [   ]      [   ]
     on behalf of each Fund and Jones & Babson, Inc.;


3.(a) To approve a New Sub-Advisory Agreement between Jones & Babson,             [   ]      [   ]      [   ]
Inc. and McKinley Capital Management, Inc.

4.   To transact such other business as may properly come before the Special
     Meeting and any adjournments thereof.



Date: _________________________

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.




                                             -----------------------------------


                                             -----------------------------------
                                                           Signature(s)


Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.